SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive proxy statement

☒ Definitive additional materials

☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

DELPHI AUTOMOTIVE SYSTEMS CORPORATION (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date filed:

[LOGO APPEARS HERE]

DEAR DELPHI AUTOMOTIVE SYSTEMS STOCKHOLDER:

                 You previously elected to view Delphi proxy statements and annual reports over the Internet instead of receiving copies in the mail. You can now access the proxy statement for the 2001 Annual Meeting and the 2000 Annual Report over the internet through the following address: http://www.delphiauto.com/ir. You can vote over the Internet, by telephone, or by traditional proxy card. See the proxy statement and the enclosed proxy card for further information about the voting procedures.

                 If you would like a paper copy of the proxy statement and annual report, Delphi will provide a copy to you upon request. To obtain a copy to these documents, please call 1-877-SEEK-DPH or 1-877-733-7354.

[LOGO APPEARS HERE]

DELPHI AUTOMOTIVE SYSTEMS CORPORATION 5725 Delphi Drive, Troy, Michigan 48098	[MAP APPEARS HERE]

March 16, 2001

TO OUR STOCKHOLDERS:

          Our 2001 annual meeting of stockholders will be held at Kent State University — Trumbull Campus, 4314 Mahoning Avenue, N.W., Warren, Ohio, on May 2, 2001 . This is our second annual meeting since we became an independent company in 1999.

          The annual meeting will begin promptly at 8:00 a.m., local time. If you plan to attend the meeting, please check the box on your proxy card indicating your intention to do so.

          Please read these materials so that you will know what we plan to do at the meeting. Also, please either sign and return the accompanying proxy card in the enclosed postage-paid envelope or instruct us via the Internet or by telephone as to how you would like to vote your shares. By doing this, your shares will be voted as you direct even if you cannot attend the meeting. Instructions on how to vote your shares are on the proxy card enclosed with this proxy statement. Stockholders may also obtain the notice of annual meeting and the proxy statement at Delphi's home page on the World Wide Web (www.delphiauto.com). Those of our stockholders who have consented to receiving these materials electronically rather than receiving paper copies in the mail will receive only a copy of the notice of annual meeting and the proxy card by mail.

Directions
From Akron:
Take 76 east to Route 44 east, take Route 5 bypass east towards Warren, turn left on State Route 45.

From Cleveland:
Take Ohio Turnpike East to exit 14, take Route 5 bypass east towards Warren, turn left on State Route 45.

From Kent:
Take Route 59 east, to Route 5 bypass east towards Warren, turn left on State Route 45.

From Youngstown:
/s/ J. T. Battenberg III	Take 680 west to Meridian road exit, north to 180, east to 180, north on Route 11, west on Route 82, turn right on State Route 45.

J. T. Battenberg III Chairman, Chief Executive Officer and President

DELPHI AUTOMOTIVE SYSTEMS CORPORATION
PROXY/VOTING INSTRUCTION CARD

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

Kent State University - Trumbull Campus
4314 Mahoning Avenue, N.W., Warren, Ohio

WEDNESDAY, MAY 2, 2001, 8:00 A.M. LOCAL TIME

The undersigned authorizes J. T. Battenberg III and Thomas H. Wyman and each of them, with full power of substitution, as proxies of the undersigned, to vote the COMMON STOCK of the undersigned upon the nominees for Director (Oscar de Paula Bernardes Neto, Dr. Bernd Goltschalk, John D. Opie, Roger S. Penske and Patricia C. Sueltz), upon the other items shown on the reverse side, which are described in pages 13 though 14 of the Proxy Statement, and upon all other matters which may properly come before the 2001 Annual Meeting of Stockholders of Delphi Automotive Systems Corporation, or any adjournment thereof.

This card provides voting instructions for shares held in the various employee savings plans of Delphi and its subsidiaries and certain other employee savings plans as described in the Proxy Statement. IF YOUR REGISTRATIONS ARE NOT IDENTICAL, YOU MAY RECEIVE MORE THAN ONE SET OF PROXY MATERIALS. PLEASE VOTE ALL CARDS YOU RECEIVE.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

DELPHI AUTOMOTIVE SYSTEMS CORPORATION
P.O. BOX 11004
NEW YORK, N.Y. 10203-0004

SEE REVERSE SIDE

DELPHI TELEPHONE VOTING

Welcome to Delphi Automotive Systems telephone voting system

Please enter your control number followed by the pound key now.

To vote your proxy in accordance with the Board of Directors recommendations as indicated on your proxy card and in the proxy statement, please Press 1

To vote on each proposal separately - Press 2

1. Vote in Accordance with Board Recommendation:

You have chosen to vote your proxy in accordance with the Board of Directors recommendations.

If this is correct - Press 1. If this is not correct - Press 2

If you plan to attend the annual meeting - Press 1, otherwise - Press 0

You have selected yes on this question

If this is correct - Press 1. If this is not correct - Press 2

If you wish to receive future mailings of annual reports and proxy statements over the Internet - Press 1, otherwise - Press 0

You have selected yes on this question

If this is correct - Press 1. If this is not correct - Press 2

If you have an additional Delphi Automotive Systems proxy you would like to vote - Press 1

To terminate this call- Press 2 or simply hang up

2. Vote Separately:

To vote on each proposal separately Press 2

You have chosen to vote on each proposal separately. If this is correct - Press 1. If this is not correct - Press 2

You will now vote for the directors.

To vote for all nominees - Press 1, to withhold authority to vote for all nominees - Press 2, to withhold authority to vote for an individual nominee - Press 3

You have chosen to elect all of the nominees

If this is correct - Press 1. If this is not correct - Press 2

Proposal 2: Ratify selection of independent accountants

To vote for - Press 1, to vote against - Press 2, to abstain - Press 3

You have chosen to vote for this proposal

If this is correct - Press 1. If this is not correct - Press 2

Proposal 3: Stockholder proposal relating to the redemption of Delphi stockholder rights plan

To vote for - Press 1 to vote against - Press 2 to abstain - Press 3

You have chosen to vote for this proposal

If this is correct - Press 1. If this is not correct - Press 2

Proposal 4: Stockholder proposal relating to adoption of code for Delphi international operations

To vote for - Press 1, to vote against - Press 2, to abstain - Press 3

You have chosen to vote for this proposal

If this is correct- Press 1. If this is not correct - Press 2

Proposal 5: Stockholder proposal relating to management compensation

To vote for - Press 1 to vote against - Press 2, to abstain - Press 3

You have chosen to vote for this proposal

If this is correct - Press 1. If this is not correct - Press 2

Proposal 6: Stockholder proposal relating to the annual election of directors

To vote for - Press 1, to vote against - Press 2, to abstain - Press 3

You have chosen to vote for this proposal

If this is correct - Press 1. If this is not correct - Press 2

If you plan to attend the annual meeting - Press 1, otherwise - Press 0

You have selected yes on this question

If this is correct - Press 1. If this is not correct - Press 2

If you wish to receive future mailings of annual reports and proxy statements over the Internet,

Press - 1 otherwise - Press 0

You have selected yes on this question

If this is correct - Press 1. If this is not correct - Press 2

If you have an additional Delphi Automotive Systems proxy you would like to vote- Press 1

To terminate this call - Press 2 or simply hang up

3. Vote Separately on a Per Nominee Basis:

To vote on each proposal separately Press 2

You have chosen to vote on each proposal. If this is correct - 1. If this is not correct - Press 2

You will now vote for the directors.

To vote for all nominees - Press 1, to withhold authority to vote for all nominees - Press 2, to withhold authority to vote for an individual nominee - Press 3

You have chosen to vote on a per nominee basis

If this is correct - Press 1. If this is not correct - Press 2

Please consider nominee: Oscar de Paula Bernardes Neto

To vote for this nominee - Press 1 to withhold your vote - Press 2

You have chosen to vote for: Oscar de Paula Bernardes Neto

If this is correct - Press 1 if this is not correct - Press 2

Please consider nominee: Dr. Bernd Gottschalk

To vote for this nominee - Press 1 to withhold your vote - Press 2

You have chosen to vote for: Dr. Bernd Gottschalk

If this is correct - Press 1 if this is not correct - Press 2

Please consider nominee: John D. Opie

To vote for this nominee - Press 1 to withhold your vote - Press 2

You have chosen to vote for John D. Opie

If this is correct - Press 1 if this is not correct - Press 2

Please consider nominee Roger S. Penske

To vote for this nominee - Press 1 to withhold this nominee- Press 2

You have chosen to vote for Roger S. Penske

If this is correct - Press 1 if this is not correct - Press 2

Please consider nominee Patricia C. Sueltz

To vote for this nominee - Press 1 to withhold this nominee - Press 2

You have chosen to vote for Patricia C. Sueltz

If this is correct - Press 1 if this is not correct - Press 2

Proposal 2: Ratify selection of independent accountants

To vote for - Press 1 to vote against - Press 2 to abstain - Press 3

You have chosen to vote for this proposal

If this is correct - Press 1 if this is not correct - Press 2

Proposal 3: Stockholder proposal relating to the redemption of Delphi stockholder rights plan

To vote for - Press 1 to vote against - Press 2 to abstain - Press 3

You have chosen to vote for this proposal

If this is correct - Press 1 if this is not correct - Press 2

Proposal 4: Stockholder proposal relating to adoption of code for Delphi international operations

To vote for - Press 1 to vote against - Press 2 to abstain - Press 3

You have chosen to vote for this proposal

If this is correct - Press 1 if this is not correct - Press 2

Proposal 5: Stockholder proposal relating to management compensation

To vote for - Press 1 to vote against - Press 2 to abstain - Press 3

You have chosen to vote for this proposal

If this is correct - Press 1 if this is not correct - Press 2

Proposal 6: Stockholder proposal relating to the annual election of directors

To vote for - Press 1 to vote against - Press 2 to abstain - Press 3

You have chosen to vote for this proposal

If this is correct - Press 1 if this is not correct - Press 2

If you plan to attend the annual meeting - Press 1, otherwise - Press 0

You have selected yes on this question

If this is correct - Press 1. If this is not correct - Press 2

If you wish to receive future mailings of annual reports and proxy statements over the Internet, Press - 1 otherwise - Press 0

You have selected yes on this question

If this is correct - Press 1. If this is not correct - Press 2

If you have an additional Delphi Automotive Systems proxy you would like to vote- Press 1

To terminate this call - Press 2 or simply hang up

[LOGO APPEARS HERE]	Delphi Automotive Systems Annual Meeting Proxy Ballot

You may now cast your vote by proxy for the Delphi Automotive Systems Annual Meeting to be held on May 2, 2001 for stockholders of record as of March 2, 2001.

Your internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy form.

Please enter the Control Number found on your proxy form and click on the "Submit" button.

Control Number:	Submit

Useful Links

Delphi Automotive Annual Report
Delphi Automotive Proxy Statement

Copyright © 2001 by The Bank of New York and Shareholder.com, Inc.
All rights reserved.

[LOGO APPEARS HERE]	Delphi Automotive Systems Annual Meeting Proxy Ballot

Voting Instructions

Please select one of the following options:

¡ Vote the proposals in accordance with the Board of Directors' recommendations as indicated on your proxy form and in the proxy statement

¡	Vote the proposals selectively

Submit

Copyright © 2001 by The Bank of New York and Shareholder.com, Inc.
All right reserved.

[LOGO APPEARS HERE]	Delphi Automotive Systems Annual Meeting Proxy Ballot

Vote the Proposals Selectively

Please vote on the proposals below by clicking on the box that indicates how you would like your shares to be voted. When you have finished, click on the Submit button at the bottom of the page.

1.	Election of Directors

Nominees:
Oscar de Paula Bernades Neto
Dr. Bernd Gottschalk
John D. Opie
Roger S. Penske
Patricia C. Sueltz

¡ Vote For All Nominees
¡ Vote Withheld From All Nominess
¡ Withhold Selectively

Place a check mark next to each nominee from whom you would like to WITHHOLD your vote.

☐ (1) Oscar de Paula Bernades Neto
☐ (2) Dr. Bernd Gottschalk
☐ (3) John D. Opie
☐ (4) Roger S. Penske
☐ (5) Patricia C. Sueltz

2.	Ratify selection of independent accountants

¡ For
¡ Against
¡ Abstain

3.	Stockholder proposal relating to the redemption of Delphi's stockholder rights plan

¡ For
¡ Against
¡ Abstain

4.	Stockholder proposal relating to adoption of code for Delphi's international operations

¡ For

¡ Against
¡ Abstain

5.	Stockholder proposal relating to management compensation

¡ For
¡ Against
¡ Abstain

6.	Stockholder proposal relating to the annual election of directors

¡ For
¡ Against
¡ Abstain

Submit	Reset Ballot to Last Submitted

Copyright © 2001 by The Bank of New York and Shareholder.com, Inc.
All rights reserved.

[LOGO APPEARS HERE]	Delphi Automotive Systems Annual Meeting Proxy Ballot

Vote Confirmation

Please review your vote indicated below.
You may then either submit your vote or revise what you have entered.

Vote the proposals in accordance with the Board of Directors' recommendations.

Submit	Revise

Copyright © 2001 by The Bank of New York and Shareholder.com, Inc.
All rights reserved.

[LOGO APPEARS HERE]	Delphi Automotive Systems Annual Meeting Proxy Ballot

Thank you for voting.

Please check any of the following that apply:

1.  If you plan to attend the Annual Meeting, please select this box. ☐

2.  If you wish to receive future mailings of Annual Reports and Proxy Statements over the Internet, please select this box. ☐

3.  Please change my address.

  My new address is (please be sure to include your name):
▲

▼

4. If you would like to receive an email confirmation of your vote, please enter your email address below. If you are voting more than one proxy, please be sure to complete this step after each proxy that you vote.

My email address is:

Submit

Copyright © 2001 by The Bank of New York and Shareholder.com, Inc.
All rights reserved.

[LOGO APPEARS HERE]	Delphi Automotive Systems Annual Meeting Proxy Ballot

            Thank you for your participation.

If you wish to submit a vote for another Control Number or change your current vote, please vote again. For each Control Number submitted, our system will automatically count only your last vote.

An email confirmation of your proxy vote has been sent.

Vote Again

Useful Links

Delphi Automotive Annual Report
Delphi Automotive Proxy Statement

Copyright © 2001 by The Bank of New York and Shareholder.com, Inc.
All rights reserved.